UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported) October 27, 2010
Volkswagen Auto Lease/Loan Underwritten Funding, LLC
VW Credit Leasing, Ltd.
Volkswagen Credit, Inc.
Volkswagen Auto Lease Trust 2010-A
(Exact Names of Registrants/Sponsor/Issuing Entity as Specified in their Charters)
Delaware
(State or Other Jurisdiction of Incorporation)

333-160515	11-365048-3
333-160515-01	38-6738618

(Commission File Numbers)	(Registrants’ I.R.S. Employer Identification
Nos.)

2200 Ferdinand Porsche Drive
Herndon, Virginia	20171

(Address of Principal Executive Offices)	(Zip Code)
(703) 364-7000
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     The Co-Registrants are filing the exhibit listed in Item 9.01(d) below in connection with the issuance of the of Class A-1 Auto Lease Asset Backed Notes, Class A-2 Auto Lease Asset Backed Notes, Class A-3 Auto Lease Asset Backed Notes and Class A-4 Auto Lease Asset Backed Notes (the “Notes”) by Volkswagen Auto Lease Trust 2010-A described in the Preliminary Prospectus Supplement dated October 22, 2010, and the Supplement to the Preliminary Prospectus Supplement dated October 27, 2010.
Item 9.01. Financial Statements and Exhibits.
(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

Exhibit
No.	Document Description
5.1	Opinion of Mayer Brown LLP with respect to legality matters

8.1	Opinion of Mayer Brown LLP with respect to tax matters
Form 8-K re :legality opinion and federal tax opinion

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant, Volkswagen Auto Lease/Loan Underwritten Funding, LLC, has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VOLKSWAGEN AUTO LEASE/LOAN UNDERWRITTEN FUNDING, LLC

By: Name:	/s/ Martin Luedtke Martin Luedtke
Title:	Treasurer

By: Name:	/s/ Lawrence S. Tolep Lawrence S. Tolep
Title:	Assistant Treasurer

VW CREDIT LEASING, LTD.

By: Name:	/s/ Martin Luedtke Martin Luedtke
Title:	Treasurer

By: Name:	/s/ Lawrence S. Tolep Lawrence S. Tolep
Title:	Assistant Treasurer
Form 8-K re :legality opinion and federal tax opinion